                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 29, 2002
               -------------------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                            ONYX SOFTWARE CORPORATION
    ------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Washington                    0-25361                 91-1629814
----------------------------  -------------------------  -----------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                    Identification No.)

        3180 -139th Avenue SE, Suite 500, Bellevue, Washington 98005-4091
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

                                 (425) 451-8060
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On January 29, 2002, Onyx Software Corporation, a Washington corporation, announced financial results for the quarter and year ended December 31, 2001. A copy of the press release dated January 29, 2002 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits

(c)    Exhibits

99.1   Press Release of Onyx Software Corporation dated January 29, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ONYX SOFTWARE CORPORATION


Dated: January 29, 2002               By:  /s/ Brian C. Henry
                                         ---------------------------------------
                                               Brian C. Henry
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
     99.1          Press Release of Onyx Software Corporation dated January 29,
                   2002